COMPARATIVE INCOME STATEMENT	2nd Qtr Ending: 02/29/2004				6 Months Ending: 02/29/2004
	Amounts in Millions		Favorable/Unfavorable		Amounts in Millions		Favorable/Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct	This Year	Last Year	Amount	Pct

Net Sales	9,782.2	8,446.1	1,336.1	15.8%	18,503.0	15,931.0	2,572.0	16.1%

Costs and Deductions
Cost of Sales	7,076.6	6,098.0	-978.6	-16.0%	13,497.3	11,587.2	-1,910.1	-16.5%
Selling, Occupancy & Admin	2,028.6	1,754.9	-273.7	-15.6%	3,923.7	3,397.9	-525.8	-15.5%

Operating Income	677.0	593.2	83.8	14.1%	1,082.0	945.9	136.1	14.4%

Net Other, Income(Expense)[1][2]	16.7	2.6	14.1	542.3%	19.5	21.9	-2.4	-11.0%

Earnings Before Taxes	693.7	595.8	97.9	16.4%	1,101.5	967.8	133.7	13.8%

Income Taxes	260.2	224.9	-35.3	-15.7%	413.1	365.3	-47.8	-13.1%

Earnings After Taxes	433.5	370.9	62.6	16.9%	688.4	602.5	85.9	14.3%

[1]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd, 3rd & 4th Qtr-2003, Drug antitrust litigation settlement of
$0.3, $12.0, and $0.6
[2]	Included: 2nd Qtr-2004, Two drug antitrust litigation settlements totaling $12.7

Earnings Per Share - Basic	$ 0.42	$ 0.36	$ 0.06	16.7%	$ 0.67	$ 0.59	$ 0.08	13.6%
Before Drug Litigation	$ 0.41	$ 0.36	$ 0.05	13.9%	$ 0.66	$ 0.58	$ 0.08	13.8%
Earnings Per Share - Diluted	$ 0.42	$ 0.36	$ 0.06	16.7%	$ 0.67	$ 0.58	$ 0.09	15.5%
Before Drug Litigation	$ 0.41	$ 0.36	$ 0.05	13.9%	$ 0.66	$ 0.57	$ 0.09	15.8%

Dividends Per Share	$ 0.04313	$ 0.03750	$ 0.00563	15.0%	$ 0.08625	$ 0.07500	$ 0.01125	15.0%

Weighted Avg Shares Basic	1,024.2	1,024.9			1,024.6	1,024.9
Weighted Avg Shares Diluted	1,032.4	1,031.0			1,032.2	1,031.7
Return on Avg Shareholder Equity [1][2]	5.6%	5.6%			9.1%	9.1%

Effective Income Tax Rate	37.50%	37.75%			37.50%	37.75%
LIFO Charge/(Credit)	22.4	24.9			42.5	46.7

INCOME STATEMENT SUMMARY	1st Qtr Ending: 11/30/2003			2nd Qtr Ending: 02/29/2004			6 Months Ending: 02/29/2004
	% of	% to Sales		% of	% to Sales		% of	% to Sales
PRELIMINARY	Chg	2003	2002	Chg	2004	2003	Chg	2004	2003

Net Sales	16.5%	100.00	100.00	15.8%	100.00	100.00	16.1%	100.00	100.00

Costs and Deductions
Cost of Sales	17.0%	73.63	73.34	16.0%	72.34	72.20	16.5%	72.94	72.73
Selling, Occupancy & Admin	15.3%	21.73	21.95	15.6%	20.74	20.78	15.5%	21.21	21.33
Sub-Total	16.6%	95.36	95.29	15.9%	93.08	92.98	16.3%	94.15	94.06

Earnings Before Other Income	14.8%	4.64	4.71	14.1%	6.92	7.02	14.4%	5.85	5.94

Net Other, Income(Expense)[1][2]	-85.5%	0.04	0.26	542.3%	0.17	0.03	-11.0%	0.10	0.13

Earnings Before Taxes	9.6%	4.68	4.97	16.4%	7.09	7.05	13.8%	5.95	6.07

Effective Income Tax Rate		37.50%	37.75%		37.50%	37.75%		37.50%	37.75%

Earnings After Taxes	10.1%	2.92	3.09	16.9%	4.43	4.39	14.3%	3.72	3.78

[1]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd, 3rd & 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, and $0.6
[2]	Included: 2nd Qtr-2004, Two drug antitrust litigation settlements totaling $12.7

CONTINUING OPERATIONS								PRELIMINARY

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross		Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions										Other Income: Antitrust Litigation Settlements
00-Q1	4,823.2	20.1	20.1	13.5	11.7	26.38	22.02	4.36	1.1	0.0	0.02	4.38	39.50	127.8	2.65	23.0
00-Q2	5,608.8	19.6	19.6	12.2	10.1	27.51	20.54	6.97	1.1	0.0	0.02	6.99	39.10	238.9	4.26	19.3
00-Q3	5,394.1	-36.9	-36.9	1.0	7.9	-54.47	-54.47	1.00	2.1	0.0	0.04	5.84	38.52	193.6	3.59	21.6
00-Q4	5,380.8	18.0	18.0	10.8	7.9	27.40	21.64	5.76	1.4	33.5	0.65	6.41	37.18	216.6	4.03	34.9

2000	21,206.9	18.9	18.9	11.7	9.6	27.07	21.30	5.77	5.7	33.5	0.19	5.96	38.50	776.9	3.66	24.5

	Amounts in Millions										Other Income: Antitrust Litigation Settlements
01-Q1	5,614.2	16.4	16.4	10.8	9.1	26.51	21.92	4.59	0.0	0.0	0.00	4.59	38.51	158.4	2.82	23.9
01-Q2	6,429.0	14.6	14.6	8.7	6.6	27.55	20.44	7.11	0.8	22.1	0.35	7.46	38.12	296.9	4.62	24.3
01-Q3	6,296.2	16.7	16.7	11.3	8.8	26.23	20.74	5.49	0.0	0.0	0.00	5.49	38.23	213.4	3.39	10.2
01-Q4	6,283.6	16.8	16.8	11.2	8.4	26.47	21.09	5.38	1.5	0.0	0.03	5.41	36.17	216.9	3.45	0.1

2001	24,623.0	16.1	16.1	10.5	8.4	26.70	21.02	5.68	2.3	22.1	0.10	5.78	37.75	885.6	3.60	14.0

	Amounts in Millions										Other Income: Antitrust Litigation Settlements
02-Q1	6,559.4	16.8	16.8	10.7	8.7	25.88	21.43	4.45	1.2	5.5	0.10	4.55	37.75	185.9	2.83	17.4
02-Q2	7,488.5	16.5	16.5	10.2	7.8	27.16	20.17	6.99	1.2	0.0	0.02	7.01	37.75	326.6	4.36	10.0
02-Q3	7,397.9	17.5	17.5	11.5	8.7	26.19	20.59	5.60	1.9	0.0	0.02	5.62	37.75	259.0	3.50	21.4
02-Q4	7,235.3	15.1	15.2	9.4	6.5	26.76	21.30	5.46	2.6	0.7	0.04	5.50	37.75	247.7	3.42	14.2

2002	28,681.1	16.5	16.5	10.5	8.1	26.51	20.85	5.66	6.9	6.2	0.05	5.71	37.75	1,019.2	3.55	15.1

	Amounts in Millions										Other Income: Antitrust Litigation Settlements
03-Q1	7,484.9	14.1	14.1	8.6	6.9	26.66	21.95	4.71	2.6	16.7	0.26	4.97	37.75	231.6	3.09	24.6
03-Q2	8,446.1	12.8	12.8	7.7	5.8	27.80	20.78	7.02	2.3	0.3	0.03	7.05	37.75	370.9	4.39	13.6
03-Q3	8,328.0	12.6	12.6	8.2	6.1	26.78	21.25	5.53	3.0	12.0	0.18	5.71	37.75	296.1	3.56	14.3
03-Q4	8,246.4	14.0	14.0	9.9	7.5	26.99	21.63	5.36	2.9	0.6	0.04	5.40	37.75	277.1	3.36	11.9

2003	32,505.4	13.3	13.3	8.6	6.6	27.07	21.38	5.69	10.8	29.6	0.12	5.81	37.75	1,175.7	3.62	15.4

	Amounts in Millions									Other Income: Antitrust Litigation Settlements
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.73	4.64	2.8	0.0	0.04	4.68	37.50	254.9	2.92	10.1
04-Q2	9,782.2	15.8	15.8	11.5	9.9	27.66	20.74	6.92	4.0	12.7	0.17	7.09	37.50	433.5	4.43	16.9
04-Q3
04-Q4

2004	18,503.0	16.1	16.1	11.7	10.2	27.06	21.21	5.85	6.8	12.7	0.10	5.95	37.50	688.4	3.72	14.3

									STORE COUNT AND MONTHLY SALES INCREASES

									PRELIMINARY
Number of Drug Stores
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

1999-00	Start of Period	2,821	2,894		2,821		2,967		2,821		3,051		2,821
	Opened	94	103		197		106		303		159		462
	Relocation	-19	-25		-44		-20		-64		-43		-107
	Closed	-2	-5		-7		-2		-9		-2		-11
	End of Period	2,894	2,967		2,967		3,051		3,051		3,165		3,165

2000-01	Start of Period	3,165	3,260		3,165		3,343		3,165		3,424		3,165
	Opened	126	112		238		105		343		131		474
	Relocation	-30	-26		-56		-19		-75		-30		-105
	Closed	-1	-3		-4		-5		-9		-5		-14
	End of Period	3,260	3,343		3,343		3,424		3,424		3,520		3,520

2001-02	Start of Period	3,520	3,623		3,520		3,678		3,520		3,766		3,520
	Opened	134	76		210		109		319		152		471
	Relocation	-29	-14		-43		-19		-62		-31		-93
	Closed	-2	-7		-9		-2		-11		-4		-15
	End of Period	3,623	3,678		3,678		3,766		3,766		3,883		3,883

2002-03	Start of Period	3,883	3,954		3,883		3,998		3,883		4,050		3,883
	Opened	92	62		154		67		221		209		430
	Relocation	-20	-11		-31		-13		-44		-31		-75
	Closed	-1	-7		-8		-2		-10		-1		-11
	End of Period	3,954	3,998		3,998		4,050		4,050		4,227		4,227

2003-04	Start of Period	4,227	4,291		4,227
	Opened	85	55		140
	Relocation	-20	-6		-26
	Closed	-1	-4		-5
	End of Period	4,291	4,336		4,336

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	1999-00	19.6	18.5	22.2	22.2	16.7	19.0	15.5	17.7	20.8	17.9	16.5	19.6	18.9
	2000-01	16.1	17.2	15.8	8.9	21.8	15.1	17.3	16.9	16.0	14.8	18.2	17.3	16.1
	2001-02	15.0	19.1	16.2	14.1	17.3	18.6	18.5	16.7	17.4	15.5	16.9	16.5	16.5
	2002-03	17.2	13.3	12.2	13.4	12.7	15.9	10.2	15.2	12.4	14.4	13.7	13.8	13.3
	2003-04	17.8	16.6	15.3	17.7	13.2	16.3							16.1

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	1999-00	4,823.2	5,608.8	10,432.0	5,394.1	15,826.1	5,380.8	21,206.9
(In Millions)	2000-01	5,614.2	6,429.0	12,043.2	6,296.2	18,339.4	6,283.6	24,623.0
	2001-02	6,559.4	7,488.5	14,047.9	7,397.9	21,445.8	7,235.3	28,681.1
	2002-03	7,484.9	8,446.1	15,931.0	8,328.0	24,259.0	8,246.4	32,505.4
	2003-04	8,720.8	9,782.2	18,503.0

% of Increase	1999-00	20.1%	19.6%	19.8%	18.0%	19.2%	18.0%	18.9%
	2000-01	16.4%	14.6%	15.4%	16.7%	15.9%	16.8%	16.1%
	2001-02	16.8%	16.5%	16.6%	17.5%	16.9%	15.1%	16.5%
	2002-03	14.1%	12.8%	13.4%	12.6%	13.1%	14.0%	13.3%
	2003-04	16.5%	15.8%	16.1%

Net Income	1999-00	127.8	238.9	366.7	193.6	560.3	216.6	776.9
[1][2][3]	2000-01	158.4	296.9	455.3	213.4	668.7	216.9	885.6
(In Millions)	2001-02	185.9	326.6	512.5	259.0	771.5	247.7	1,019.2
	2002-03	231.6	370.9	602.5	296.1	898.6	277.1	1,175.7
	2003-04	254.9	433.5	688.4

% of Increase	1999-00	23.0%	19.3%	20.5%	21.6%	20.9%	34.9%	24.5%
[1][2][3]	2000-01	23.9%	24.3%	24.2%	10.2%	19.3%	0.1%	14.0%
	2001-02	17.4%	10.0%	12.6%	21.4%	15.4%	14.2%	15.1%
	2002-03	24.6%	13.6%	17.6%	14.3%	16.5%	11.9%	15.4%
	2003-04	10.1%	16.9%	14.3%

Diluted [1][2][3]		Earnings Per Share Data Adjusted For Splits
Earnings Per Share	1999-00	$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.21	$ 0.76
Before Drug Litigation		$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.19	$ 0.74
	2000-01	$ 0.15	$ 0.29	$ 0.44	$ 0.21	$ 0.65	$ 0.21	$ 0.86
Before Drug Litigation		$ 0.15	$ 0.28	$ 0.43	$ 0.21	$ 0.64	$ 0.21	$ 0.85
	2001-02	$ 0.18	$ 0.32	$ 0.50	$ 0.25	$ 0.75	$ 0.24	$ 0.99
Before Drug Litigation		$ 0.18	$ 0.32	$ 0.49	$ 0.25	$ 0.74	$ 0.24	$ 0.98
	2002-03	$ 0.22	$ 0.36	$ 0.58	$ 0.29	$ 0.87	$ 0.27	$ 1.14
Before Drug Litigation		$ 0.21	$ 0.36	$ 0.57	$ 0.28	$ 0.85	$ 0.27	$ 1.12
	2003-04	$ 0.25	$ 0.42	$ 0.67
Before Drug Litigation		$ 0.25	$ 0.41	$ 0.66
[1] Income settlements of drug antitrust litigation: 4th Qtr-2000: $33.5; 2nd Qtr-2001: $22.1; 1st Qtr-2002: $5.5; 4th Qtr-2002: $0.7
[2] Income settlements of drug two antitrust litigation: 1st Qtr-2003: $16.7; 2nd, 3rd, $ 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, $0.6.
[3] Income settlements of drug two antitrust litigation: 2nd Qtr-2004: $12.7

				PRELIMINARY

CONSOLIDATED BALANCE SHEET	February 29			February 29
	2004	2003		2004	2003
Current Assets			Current Liabilities

Cash & Equivalents	1,107.2	683.2	Short Term Borrowings	0.0	0.0
Accounts Receivable, Less Allowance	1,273.1	1,057.2	Trade Accounts Payable	2,186.3	1,916.1
Inventories	4,519.4	4,060.0	Other Current Liabilities	1,245.5	1,148.8
Other Current Assets	132.4	133.2	Income Taxes	245.6	223.1
Total Current Assets	7,032.1	5,933.6	Total Current Liabilities	3,677.4	3,288.0

Non-Current Assets			Non-Current Liabilities

Property and Equipment	5,155.2	4,702.9	Deferred Income Taxes	249.0	202.7
Other Non-Current Assets	112.3	114.8	Other Non-Current Liabilities	630.1	537.1
Total Non-Current Assets	5,267.5	4,817.7	Total Non-Current Liabilities	879.1	739.8

			Total Liabilities	4,556.5	4,027.8

			Shareholder Equity	7,743.1	6,723.5

Total Assets	12,299.6	10,751.3	Total Liabilities & Equity	12,299.6	10,751.3

STATEMENT OF CASH FLOWS	February 29			February 29
	2004	2003		2004	2003
Cash Flows From Operating Activities			Provided/(Used) by Invest & Finance

Net Income	688.4	602.5	Property, Plant & Equipment	(411.5)	(335.6)
Depreciation & Amortization	186.4	167.5	Employee Stock Plan Proceeds	69.4	55.7
Inc Tax Savings From Employee Stock Plans	16.3	15.0	Property & Equip Disp and Other	5.8	41.3
Deferred Income Taxes	13.9	12.6	Cash Dividends	(88.4)	(75.6)
Other	15.4	15.8	Stock Purchases	(113.4)	(102.5)
			Changes in Short Term Borrowings	0.0	0.0
			Other	(9.2)	(3.9)

Changes in Current Assets & Liabilities:
Inventory	(316.7)	(414.8)
Trade Accounts Payable	109.3	79.6
Accrued Expenses & Liabilities	(11.6)	96.7
Income Taxes	139.8	122.1	Provided/(Used) by Invest & Finance	(547.3)	(420.6)
Accounts Receivable	(271.2)	(98.8)
Insurance Reserve	72.1	58.6	Changes In Cash & Equivalents	90.1	233.3
Other Current Assets	(4.7)	(2.9)	Beginning Cash & Equivalents	1,017.1	449.9

Provided/(Used) for Operating Activities	637.4	653.9	Cash & Equivalents at End of Period	1,107.2	683.2